UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07657

Oppenheimer Developing Markets Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 8/31/2017

Item 1. Reports to Stockholders.

Annual Report	8/31/2017

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 8/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI Emerging Markets Index

1-Year	24.32%	17.17%	24.53%

5-Year	5.91	4.66	5.30

10-Year	5.08	4.46	2.43

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month- end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2        OPPENHEIMER DEVELOPING MARKETS FUND

Fund Performance Discussion

In what was a positive reporting period for emerging market (“EM”) equities, the Fund’s Class A shares (without sales charge) returned 24.32% and slightly underperformed its benchmark, the MSCI Emerging Markets Index (the “Index”), which returned 24.53%. On a sector basis, the Fund’s underperformance versus the Index stemmed largely from stock selection in the information technology and financials sectors, and an overweight position in health care. The portfolio’s average cash position of 4% during the period was also a drag given the strong performance of the market. The Fund outperformed the Index within the consumer discretionary and industrials sectors due to stock selection. An underweight position in the telecommunication services sector and lack of exposure to the utilities sector also benefited performance.

In terms of countries, stock selection in India, Brazil and Poland detracted from performance versus the Index. Stock selection in China and Malaysia as well as positions in France contributed positively to relative performance versus the Index.

One of the underlying drivers of EM’s performance continued to be a recovery in growth expectations. EM economies have broadly bottomed and adjustments in commodity-oriented emerging market countries have removed much of the balance of payments risk, which created earlier frailties in emerging market currencies.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3        OPPENHEIMER DEVELOPING MARKETS FUND

Equity market strength has also been supported by the bottoming of the corporate profit cycle

MARKET OVERVIEW

EM equities generally produced positive results in 2016 and were supported by the bottoming of both oil prices and domestic growth conditions across the EM. Another aspect of the EM rally was the global hunt for yield in the absence of any meaningful yield in much of the developed world. The outcome of the U.S. election resulted in a bit of reversal in EM performance as investors considered the implications of a range of potential policy changes. However, performance picked up again in 2017 as the negativity around EM that occurred immediately after the U.S. election subsided and the EM rally continued to gain steam.

One of the underlying drivers of EM’s performance continued to be a recovery in growth expectations. However, one of the key market assumptions in 2016—that a prolonged cyclical recovery in China would drive demand for commodities and a recovery in commodity-related economies—has changed. China’s pro-credit impulse in 2016 reversed itself in 2017 and has resulted in weaker demand for, and prices of, many hard commodities. While most major EM currencies have appreciated against the U.S. dollar year-to-date, several were under pressure over the second quarter. Commodity currencies such as the Russian ruble, the Colombian peso and the Brazilian real were among the worst performers. In the case of Brazil, the situation was compounded by the fact that its president was indicted on corruption charges, which threw into doubt the government’s ability to pass the reforms necessary to put the country back on the path to sustainable growth.

FUND REVIEW

Top contributors to performance during this reporting period included information technology stocks Alibaba Group Holding Ltd., Tencent Holdings Ltd. and Taiwan Semiconductor Manufacturing Co., Ltd.

Alibaba Group, the Chinese internet and e-commerce company, saw its share price reach a new historical high in August 2017 as the giant continues to improve its monetization capabilities in the e-commerce leg, simultaneously expanding and fine tuning its ecosystem of mobile payments, cloud computing and the like. During the reporting period, the company also launched the first checkout-free store named Tao Cafe in Hangzhou, which exemplifies the company’s ability to innovate.

Tencent Holdings is one of China’s leading Internet companies. The stock’s outperformance has been driven in part by better-than-expected results. The company continued to expand and dominate with the introduction of vertical search and expansion into the Malaysian market with WeChat. Tencent also announced expanded data centers for its cloud computing service,

4        OPPENHEIMER DEVELOPING MARKETS FUND

an artificial intelligence (“AI”) accelerator program and an investment in Indian education startup BYJU. The company ended the reporting period with an announcement regarding the formation of an AI alliance that will specialize in developing autonomous vehicles.

Taiwan Semiconductor Manufacturing (“TSMC”), a manufacturer and marketer of integrated circuits, exhibited strong performance this reporting period. The stock’s strong price appreciation was driven by the smartphone supply chain’s inventory restocking for new product introduction expected in the third quarter. We believe that TSMC’s significant spending on capital expenditures and research & development over the last few years has given it market share dominance that has the potential to remain unrivaled in the near term. In the long term, we expect TSMC to be a cornerstone of the next wave of the technology industry’s innovation boom—Artificial Intelligence, Big Data, Autonomous Driving, etc.

Detractors from performance included Dr. Reddy’s Laboratories Ltd., Lojas Americanas S.A. and Naver Corp.

Dr. Reddy’s Laboratories, an Indian pharmaceutical company, announced disappointing fiscal year 2017 results. The company has been affected by price erosion in the U.S., and lack of new approvals. There were some bright spots in their results as some geographies delivered good performance as a result of new product launches.

Lojas Americanas operates a chain of retail stores in cities throughout Brazil. The most recent installment of Brazil’s ongoing political turmoil, the indictment of President Michel Temer, has put further strain on an already battered economy. Lojas Americanas is battling these macroeconomic headwinds in addition to an increasingly competitive environment. However, we maintain our belief that Lojas Americanas remains one of the most resilient retailers in Brazil.

Naver, the South Korean internet company, saw a pullback in its share price, which can be attributed to concerns over its ability to regain strong growth momentum due to higher investment in subsidiaries, regulatory risk around domestic ads and investors rotating into Kakao, a direct competitor that will be included in the Kospi Index (Korea Stock Exchange).

STRATEGY & OUTLOOK

We still believe that we are in the early stages of a recovery in the EM and expect EM currencies and economies to show resilience even in the face of a rising interest rate environment in the U.S. However, the opportunities for growth are heterogeneous. We believe resource-dependent countries like Brazil, Russia and South Africa will continue to have low growth unless there is significant reform. On the other hand, many economies in Asia have large growth opportunities

5        OPPENHEIMER DEVELOPING MARKETS FUND

that have the potential to persist for some time. While China is currently focused on addressing the imbalances created by credit-fueled growth, it is still one of the biggest growth stories globally and is positioned to be for many years. It not only has a continental-sized economy, but it also influences growth across the rest of EM and, increasingly, the world.

We continue to believe that EM should be an increasingly core allocation for global investors. EM now represents a meaningful portion of global GDP and is the largest contributor to global growth. Most investors are grossly under-allocated to the asset class and, especially for those who invest through passive vehicles, to the areas of EM that exhibit the most attractive growth characteristics. Our approach to investing and the positioning of the portfolio remain

Justin Leverenz, CFA Portfolio Manager

unchanged. We have exposure to sectors and industries where we see dynamic change and real value being extracted, including e-commerce, cloud computing, Internet services, healthcare, travel and education.

We are long-term investors in what we view as extraordinary companies that have massive competitive advantages and real options that manifest themselves over many years. While cyclical slowdowns can hurt all companies, extraordinary companies often emerge from difficult periods with even greater competitive advantages. This is because great companies tend to have the cash flow and balance sheet flexibility to invest in their businesses even during tough times. Our long-term, bottom-up focus provides us with the opportunity to take advantage of dislocations in the market and to buy these companies at compelling valuations.

6        OPPENHEIMER DEVELOPING MARKETS FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Tencent Holdings Ltd.	6.3%
Alibaba Group Holding Ltd., Sponsored ADR	5.9
Taiwan Semiconductor Manufacturing Co. Ltd.	5.7
Housing Development Finance Corp. Ltd.	4.7
Magnit PJSC	2.8
AIA Group Ltd.	2.8
Glencore plc	2.4
Kering	2.3
Novatek PJSC, Sponsored GDR	2.2
Ctrip.com International Ltd., ADR	2.0

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2017, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS

China	23.8%
India	12.5
Russia	7.4
Taiwan	5.8
Brazil	5.2
Mexico	5.2
Hong Kong	5.1
United States	4.5
South Korea	4.3
France	3.6

Portfolio holdings and allocation are subject to change. Percentages are as of August 31, 2017, and are based on total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2017, and are based on the total market value of investments.

7        OPPENHEIMER DEVELOPING MARKETS FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 8/31/17
	Inception Date	1-Year	5-Year	10-Year
Class A (ODMAX)	11/18/96	24.32%	5.91%	5.08%
Class B (ODVBX)	11/18/96	23.35	5.08	4.57
Class C (ODVCX)	11/18/96	23.38	5.13	4.33
Class I (ODVIX)	12/29/11	24.84	6.39	7.50	*
Class R (ODVNX)	3/1/01	24.01	5.62	4.74
Class Y (ODVYX)	9/7/05	24.61	6.20	5.38

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 8/31/17
	Inception Date	1-Year	5-Year	10-Year
Class A (ODMAX)	11/18/96	17.17%	4.66%	4.46%
Class B (ODVBX)	11/18/96	18.35	4.75	4.57
Class C (ODVCX)	11/18/96	22.38	5.13	4.33
Class I (ODVIX)	12/29/11	24.84	6.39	7.50	*
Class R (ODVNX)	3/1/01	24.01	5.62	4.74
Class Y (ODVYX)	9/7/05	24.61	6.20	5.38

*Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the MSCI Emerging Markets Index, which is designed to measure equity market performance of emerging markets. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s

8        OPPENHEIMER DEVELOPING MARKETS FUND

performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9        OPPENHEIMER DEVELOPING MARKETS FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended August 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10        OPPENHEIMER DEVELOPING MARKETS FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	March 1, 2017	August 31, 2017	August 31, 2017
Class A	$1,000.00	$1,199.10	$7.23
Class B	1,000.00	1,194.50	11.39
Class C	1,000.00	1,194.70	11.39
Class I	1,000.00	1,201.60	4.89
Class R	1,000.00	1,197.50	8.62
Class Y	1,000.00	1,200.70	5.84

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,018.65	6.64
Class B	1,000.00	1,014.87	10.46
Class C	1,000.00	1,014.87	10.46
Class I	1,000.00	1,020.77	4.49
Class R	1,000.00	1,017.39	7.91
Class Y	1,000.00	1,019.91	5.36

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended August 31, 2017 are as follows:

Class	Expense Ratios
Class A	1.30%
Class B	2.05
Class C	2.05
Class I	0.88
Class R	1.55
Class Y	1.05

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11        OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS August 31, 2017

	Shares	Value
Common Stocks—93.2%
Consumer Discretionary—16.2%
Automobiles—0.7%
Astra International Tbk PT	457,842,300	$ 270,596,059
Diversified Consumer Services—1.7%
Estacio Participacoes SA1	33,782,450	276,990,655
New Oriental Education & Technology Group, Inc., Sponsored ADR[1,2]	4,293,172	350,966,811
		627,957,466
Hotels, Restaurants & Leisure—3.6%
China Lodging
Group Ltd.,
Sponsored ADR[1,2]	5,043,822	572,524,235
Genting Bhd[1]	168,203,000	381,750,898
Genting Malaysia Bhd	132,779,700	183,006,089
Jollibee Foods Corp.	42,919,773	200,005,588
		1,337,286,810
Internet & Catalog Retail—2.0%
Ctrip.com International Ltd., ADR[2]	14,472,788	744,624,943
Media—1.5%
Zee Entertainment Enterprises Ltd.[1]	65,300,739	530,459,711
Specialty Retail—1.4%
Steinhoff International Holdings NV	109,344,375	528,619,036
Textiles, Apparel & Luxury Goods—5.3%
Kering	2,213,991	831,616,544
LVMH Moet Hennessy Louis Vuitton SE	1,817,629	477,121,362
NIKE, Inc., Cl. B	4,277,110	225,874,179
Prada SpA[1]	115,274,110	419,130,536
		1,953,742,621
Consumer Staples—11.9%
Beverages—3.9%
Anadolu Efes Biracilik Ve Malt Sanayii AS	28,384,566	174,247,472

	Shares	Value
Beverages (Continued)
Fomento Economico Mexicano SAB de CV	45,736,217	$ 457,713,904
Fomento Economico Mexicano SAB de CV, Sponsored ADR	2,220,866	222,219,852
Kweichow Moutai Co. Ltd., Cl. A3	6,350,000	472,766,473
Nigerian Breweries plc	212,464,117	107,584,929
		1,434,532,630
Food & Staples Retailing—5.0%
Atacadao Distribuicao Comercio e Industria Ltda[2]	43,120,000	216,432,168
BIM Birlesik Magazalar AS	11,382,342	252,292,359
CP ALL PCL	25,999,300	48,536,957
Jeronimo Martins SGPS SA	1,774,075	35,406,435
Magnit PJSC[1]	5,666,724	1,053,881,514
Shoprite Holdings Ltd.	14,321,618	248,244,979
		1,854,794,412
Food Products—1.3%
Unilever plc	4,093,750	239,357,795
Vietnam Dairy Products JSC	6,936,900	45,290,880
Want Want China Holdings Ltd.	316,727,000	209,860,115
		494,508,790
Household Products—0.4%
Kimberly-Clark de Mexico SAB de CV, Cl. A	76,779,442	150,731,066
Personal Products—1.3%
AMOREPACIFIC Group	321,237	38,090,800
LG Household & Health Care Ltd.	519,152	442,089,438
Natura Cosmeticos SA	1,523,900	14,281,192
		494,461,430
Energy—2.4%
Oil, Gas & Consumable Fuels—2.4%
Novatek PJSC, Sponsored GDR	7,832,683	828,600,110

12        OPPENHEIMER DEVELOPING MARKETS FUND

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
Ultrapar Participacoes SA	2,239,400	$ 52,252,785
		880,852,895
Financials—22.5%
Capital Markets—0.3%
China International Capital Corp. Ltd., Cl. H4	65,584,400	119,025,677
Commercial Banks—7.8%
Banco de Chile	259,609,646	38,009,784
Bank Mandiri Persero Tbk PT	234,809,900	230,976,235
Bank of the Philippine Islands	14,340,570	29,679,940
Bank Pekao SA	6,653,764	238,773,676
Bank Rakyat Indonesia Persero Tbk PT	86,168,100	97,864,061
Commercial International Bank Egypt SAE	36,688,828	175,022,174
Credicorp Ltd.	698,240	141,631,002
First Abu Dhabi Bank PJSC	3,674,800	10,409,729
FirstRand Ltd.	76,625,441	327,416,105
Grupo Aval Acciones y Valores SA, ADR	27,098,977	243,619,803
Grupo Financiero Banorte SAB de CV, Cl. O	39,814,910	271,500,976
Grupo Financiero Inbursa SAB de CV, Cl. O	180,419,967	301,721,661
Kotak Mahindra Bank Ltd.	27,179,627	415,194,899
Sberbank of Russia PJSC, Sponsored ADR	21,221,997	290,032,502
Zenith Bank plc	1,295,380,781	83,149,184
		2,895,001,731
Consumer Finance—0.6%
Cholamandalam Investment & Finance Co. Ltd.	4,871,449	88,506,127
Prosegur Cash SA2,4	46,771,559	138,487,760
		226,993,887

	Shares	Value
Diversified Financial Services—3.5%
Ayala Corp.	2,941,170	$ 52,930,950
B3 SA-Brasil Bolsa Balcao[1]	97,663,248	686,281,445
Grupo de Inversiones Suramericana SA	13,294,923	187,074,663
Hong Kong Exchanges & Clearing Ltd.	6,391,565	174,650,712
Moscow Exchange (The)	98,102,575	178,082,171
		1,279,019,941
Insurance—3.5%
AIA Group Ltd.	135,311,200	1,039,100,780
Old Mutual plc	29,434,569	78,677,481
Sul America SA1	32,132,706	183,536,717
		1,301,314,978
Real Estate Management & Development—2.1%
Ayala Land, Inc.	222,806,600	183,075,703
Emaar Properties PJSC	84,210,969	195,545,303
Hang Lung Group Ltd.	19,654,000	74,120,746
SM Prime Holdings, Inc.	494,400,572	322,827,612
		775,569,364
Thrifts & Mortgage Finance—4.7%
Housing Development Finance Corp. Ltd.	63,033,411	1,751,134,687
Health Care—6.4%
Biotechnology—0.8%
3SBio, Inc.[2,4]	68,799,500	94,619,865
Biocon Ltd.	15,494,364	81,862,724
Celltrion Healthcare Co. Ltd.[2]	1,907,262	80,850,589
Wuxi Biologics Cayman, Inc.[2,4]	8,005,000	39,576,413
		296,909,591
Health Care Providers & Services—2.5%
Apollo Hospitals Enterprise Ltd.[1,2]	11,818,039	200,380,515
Mediclinic International plc	12,770,846	126,320,705
Sinopharm Group Co. Ltd., Cl. H1	132,490,800	598,717,540
		925,418,760

13        OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Life Sciences Tools & Services—0.6%
Samsung Biologics Co. Ltd.[2,4]	889,758	$ 224,470,018
Pharmaceuticals—2.5%
Celltrion, Inc.[2]	1,034,055	105,374,366
Dr. Reddy’s Laboratories Ltd.	5,286,227	168,634,683
Glenmark Pharmaceuticals Ltd.[2]	8,351,207	79,566,206
Jiangsu Hengrui Medicine Co. Ltd., Cl. A3,5	33,088,184	271,545,491
Jiangsu Hengrui Medicine Co. Ltd., Cl. A5	37,455,247	307,515,280
		932,636,026
Industrials—5.0%
Aerospace & Defense—0.3%
Embraer SA, Sponsored ADR[1]	4,648,271	105,515,751
Industrial Conglomerates—2.7%
Jardine Strategic Holdings Ltd.	13,430,343	588,766,830
SM Investments Corp.	26,481,047	419,466,719
		1,008,233,549
Transportation Infrastructure—2.0%
DP World Ltd.	23,120,598	531,028,277
Grupo Aeroportuario del Sureste SAB de CV, Cl. B	10,834,018	220,997,788
		752,026,065
Information Technology—22.8%
Electronic Equipment, Instruments, & Components—0.4%
Murata Manufacturing Co. Ltd.	870,200	133,674,911
Internet Software & Services—14.1%
Alibaba Group Holding Ltd., Sponsored ADR[2]	12,808,902	2,199,800,829
MercadoLibre, Inc.	63,600	16,438,692
NAVER Corp.	996,047	669,411,826

	Shares	Value
Internet Software & Services (Continued)
Tencent Holdings Ltd.	55,250,410	$ 2,347,670,551
		5,233,321,898
IT Services—2.6%
Infosys Ltd.	42,347,033	609,069,090
Tata Consultancy Services Ltd.	9,472,685	370,075,177
		979,144,267
Semiconductors & Semiconductor Equipment—5.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	292,178,429	2,103,337,965
Materials—5.4%
Construction Materials—1.2%
Indocement Tunggal Prakarsa Tbk PT	125,325,579	185,810,347
UltraTech Cement Ltd.	3,992,977	249,517,639
		435,327,986
Metals & Mining—4.2%
Alrosa PJSC	150,796,073	210,883,633
Anglo American plc	2,921,664	52,944,270
Glencore plc[2]	195,479,649	909,518,355
Grupo Mexico SAB de CV	89,186,047	294,007,054
Polyus PJSC, GDR[4]	2,440,700	96,285,615
		1,563,638,927
Telecommunication Services—0.6%
Wireless Telecommunication Services—0.6%
China Mobile Ltd.	20,386,000	216,154,057
Total Common Stocks
(Cost $22,911,542,029)		34,561,037,905
Preferred Stocks—1.5%
Lojas Americanas SA, Preference[1]	73,021,800	412,217,033
Xiaoju Kuaizhi, Inc., Series A, Preference[2,6,7]	2,615,945	133,230,079
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.[1]	189,591,305	28,560,478
Total Preferred Stocks
(Cost $301,644,880)		574,007,590

14        OPPENHEIMER DEVELOPING MARKETS FUND

	Shares	Value
Investment Company—3.9%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.97%[1,8] (Cost $1,429,129,947)	1,429,129,947	$ 1,429,129,947
Total Investments, at Value (Cost $24,642,316,856)	98.6%	36,564,175,442
Net Other Assets (Liabilities)	1.4	515,857,330

Net Assets	100.0%	$ 37,080,032,772

Footnotes to Consolidated Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares August 31, 2016	Gross Additions	Gross Reductions	Shares August 31, 2017
Almacenes Exito SA, GDR	11,250,373	—	11,250,373	—
Apollo Hospitals Enterprise Ltd.	11,490,888	362,626	35,475	11,818,039
B3 SA-Brasil Bolsa Balcao (Formerly BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros)[a]	77,299,748	20,363,500	—	97,663,248
China Lodging Group Ltd., Sponsored ADR	4,698,926	344,896	—	5,043,822
Embraer SA, Sponsored ADR[a]	11,496,634	330,080	7,178,443	4,648,271
Estacio Participacoes SA	43,333,450	1,243,700	10,794,700	33,782,450
Genting Bhd[a]	213,715,100	—	45,512,100	168,203,000
Genting Bhd Wts., Strike Price 7.96MYR, Exp. 12/18/18	36,522,500	—	36,522,500	—
Lojas Americanas SA, Preference[a]	116,980,600	2,959,400	46,918,200	73,021,800
Magnit PJSC	5,704,592	461,335	499,203	5,666,724
New Oriental Education & Technology Group, Inc., Sponsored ADR[a]	9,075,229	207,210	4,989,267	4,293,172
Oppenheimer Institutional Government Money Market Fund, Cl. Eb	1,385,672,153	5,071,791,968	5,028,334,174	1,429,129,947
Prada SpA[a]	128,488,610	—	13,214,500	115,274,110
Sinopharm Group Co. Ltd., Cl. H	97,974,400	54,885,200	20,368,800	132,490,800
Sul America SA	27,002,833	5,129,873	—	32,132,706
Zee Entertainment Enterprises Ltd.	66,949,262	1,841,313	3,489,836	65,300,739
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	189,591,305	—	—	189,591,305

15        OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

Footnotes to Consolidated Statement of Investments (Continued)

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Almacenes Exito SA, GDR	$ —	$ 417,602	$ (65,949,645)	$ 66,055,121
Apollo Hospitals Enterprise Ltd.	200,380,515	—	154,681	(37,393,947)
B3 SA-Brasil Bolsa Balcao (Formerly BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros) [a]	—[c]	9,143,039	—	154,831,196
China Lodging Group Ltd., Sponsored ADR	572,524,235	—	—	343,239,834
Embraer SA, Sponsored ADR[a]	—[c]	2,510,258	(59,726,425)	104,573,456
Estacio Participacoes SA	276,990,655	21,218,784	(7,184,525)	116,999,007
Genting Bhd[a]	—[c]	5,051,770	(66,701,401)	126,600,554
Genting Bhd Wts., Strike Price 7.96MYR, Exp. 12/18/18	—	—	(10,156,234)	9,166,195
Lojas Americanas SA, Preference[a]	—[c]	1,433,582	31,913,197	(76,757,973)
Magnit PJSC	1,053,881,514	23,823,648	(39,017,791)	202,983,857
New Oriental Education & Technology Group, Inc., Sponsored ADR[a]	—[c]	—	202,006,588	92,663,611
Oppenheimer Institutional Government Money Market Fund, Cl. Eb	1,429,129,947	6,692,251	—	—
Prada SpA[a]	—[c]	11,354,663	(74,432,342)	160,980,991
Sinopharm Group Co. Ltd., Cl. H	598,717,540	7,484,227	30,948,010	(74,693,792)
Sul America SA	183,536,717	4,195,807[d]	—	42,327,968
Zee Entertainment Enterprises Ltd.	530,459,711	2,519,708	11,519,991	(10,085,041)
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	28,560,478	1,752,095	—	2,515,383

Total	$ 4,874,181,312	$ 97,597,434	$ (46,625,896)	$ 1,224,006,420

a. No longer an affiliate at period end.

b. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

c. The security is no longer an affiliate. Therefore, the value has been excluded from this table.

d. All or a portion of the transactions were the result of non-cash dividends.

2. Non-income producing security.

3. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $712,465,348 or 1.92% of the Fund’s net assets at period end.

5. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

6. Restricted security. The aggregate value of restricted securities at period end was $133,230,079, which represents

0.36% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation
Xiaoju Kuaizhi, Inc., Series A, Preference	4/22/16	$99,999,991	$133,230,079	$33,230,088

7. The value of this security was determined using significant unobservable inputs. See note 3 of the accompanying notes.

16        OPPENHEIMER DEVELOPING MARKETS FUND

Footnotes to Consolidated Statement of Investments (Continued)

8. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent
China	$8,678,598,360	23.8%
India	4,572,961,936	12.5
Russia	2,657,765,544	7.4
Taiwan	2,103,337,965	5.8
Brazil	1,947,507,746	5.2
Mexico	1,918,892,301	5.2
Hong Kong	1,876,639,068	5.1
United States	1,655,004,126	4.5
South Korea	1,560,287,037	4.3
France	1,308,737,906	3.6
South Africa	1,230,600,825	3.3
Philippines	1,207,986,512	3.3
Switzerland	909,518,354	2.5
Indonesia	785,246,702	2.2
United Arab Emirates	736,983,309	2.0
Malaysia	564,756,987	1.5
Colombia	430,694,466	1.2
Turkey	426,539,831	1.2
Italy	419,130,536	1.1
United Kingdom	370,979,547	1.0
Poland	238,773,676	0.7
Nigeria	190,734,113	0.5
Egypt	175,022,174	0.5
Peru	141,631,002	0.4
Spain	138,487,760	0.4
Japan	133,674,911	0.4
Thailand	48,536,957	0.1
Vietnam	45,290,880	0.1
Chile	38,009,784	0.1
Portugal	35,406,435	0.1
Argentina	16,438,692	0.0

Total	$36,564,175,442	100.0%

See accompanying Notes to Consolidated Financial Statements.

17        OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES August 31, 2017

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $21,340,685,768)	$ 31,689,994,130
Affiliated companies (cost $3,301,631,088)	4,874,181,312

36,564,175,442
Cash	45,037,924
Cash—foreign currencies (cost $350,023,582)	361,112,773
Receivables and other assets:
Investments sold	299,309,640
Shares of beneficial interest sold	43,892,397
Dividends	24,565,865
Other	1,944,348

Total assets	37,340,038,389
Liabilities
Payables and other liabilities:
Investments purchased	187,743,004
Shares of beneficial interest redeemed	49,206,157
Foreign capital gains tax	13,092,641
Trustees’ compensation	1,769,325
Distribution and service plan fees	1,688,317
Shareholder communications	62,203
Other	6,443,970

Total liabilities	260,005,617

Net Assets	$ 37,080,032,772

Composition of Net Assets

Paid-in capital	$ 28,160,411,742
Accumulated net investment income	113,825,545
Accumulated net realized loss on investments and foreign currency transactions	(3,114,010,847)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	11,919,806,332

Net Assets	$ 37,080,032,772

18        OPPENHEIMER DEVELOPING MARKETS FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $6,350,957,065 and 153,064,298 shares of beneficial interest outstanding)	$41.49

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$44.02

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $18,613,711 and 468,455 shares of beneficial interest outstanding)	$39.73

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $973,030,731 and 25,086,756 shares of beneficial interest outstanding)	$38.79

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $11,559,582,515 and 281,868,719 shares of beneficial interest outstanding)	$41.01

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $680,861,163 and 17,089,929 shares of beneficial interest outstanding)	$39.84

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $17,496,987,587 and 426,988,418 shares of beneficial interest outstanding)	$40.98

See accompanying Notes to Consolidated Financial Statements.

19        OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Year Ended August 31, 2017

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $37,283,055)	$ 447,926,317
Affiliated companies (net of foreign withholding taxes of $9,898,516)	97,597,434
Interest	430,825

Total investment income	545,954,576
Expenses
Management fees	246,686,894
Distribution and service plan fees:
Class A	15,455,925
Class B	294,644
Class C	9,645,953
Class R	3,132,554
Transfer and shareholder servicing agent fees:
Class A	13,728,661
Class B	64,884
Class C	2,123,246
Class I	2,787,730
Class R	1,379,064
Class Y	31,929,794
Shareholder communications:
Class A	48,058
Class B	755
Class C	9,938
Class I	41,713
Class R	1,212
Class Y	115,761
Custodian fees and expenses	17,062,681
Borrowing fees	637,416
Trustees’ compensation	483,367
Other	4,881,602

Total expenses	350,511,852
Less reduction to custodian expenses	(35,767)
Less waivers and reimbursements of expenses	(3,487,101)

Net expenses	346,988,984
Net Investment Income	198,965,592

20        OPPENHEIMER DEVELOPING MARKETS FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies (net of foreign capital gains tax of $11,445,945)	$ 1,075,803,324
Affiliated companies	(46,625,896)
Foreign currency transactions	(14,755,424)

Net realized gain	1,014,422,004
Net change in unrealized appreciation/depreciation on:
Investment transactions in:
Unaffiliated companies	4,793,933,034
Affiliated companies	1,224,006,420
Translation of assets and liabilities denominated in foreign currencies	11,355,303

Net change in unrealized appreciation/depreciation	6,029,294,757
Net Increase in Net Assets Resulting from Operations	$ 7,242,682,353

See accompanying Notes to Consolidated Financial Statements.

21        OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2017	Year Ended August 31, 2016
Operations
Net investment income	$198,965,592	$164,295,532
Net realized gain (loss)	1,014,422,004	(2,297,352,359)
Net change in unrealized appreciation/depreciation	6,029,294,757	5,402,609,537
Net increase in net assets resulting from operations	7,242,682,353	3,269,552,710
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(13,598,079)	(30,948,850)
Class B	—	—
Class C	—	—
Class I	(56,814,950)	(61,114,102)
Class R	(48,384)	(1,250,429)
Class Y	(67,374,668)	(106,151,369)
	(137,836,081)	(199,464,750)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(1,560,578,660)	(1,808,196,452)
Class B	(35,390,465)	(39,774,432)
Class C	(272,402,987)	(370,988,395)
Class I	1,540,483,402	841,363,520
Class R	(89,927,250)	(91,315,455)
Class Y	675,219,548	(3,174,286,776)
	257,403,588	(4,643,197,990)
Net Assets
Total increase (decrease)	7,362,249,860	(1,573,110,030)
Beginning of period	29,717,782,912	31,290,892,942
End of period (including accumulated net investment income of $113,825,545 and $76,209,647, respectively)	$37,080,032,772	$29,717,782,912

See accompanying Notes to Consolidated Financial Statements.

22        OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$33.45	$30.06	$41.30	$33.94	$32.25
Income (loss) from investment operations:
Net investment income[2]	0.13	0.12	0.17	0.14	0.09
Net realized and unrealized gain (loss)	7.98	3.40	(10.71)	7.44	1.74
Total from investment operations	8.11	3.52	(10.54)	7.58	1.83
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	(0.13)	(0.10)	(0.04)	(0.14)
Distributions from net realized gain	0.00	0.00	(0.60)	(0.18)	0.00
Total dividends and/or distributions to shareholders	(0.07)	(0.13)	(0.70)	(0.22)	(0.14)
Net asset value, end of period	$41.49	$33.45	$30.06	$41.30	$33.94

Total Return, at Net Asset Value[3]	24.32%	11.74%	(25.84)%	22.38%	5.67%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,350,957	$6,574,857	$7,679,026	$12,573,313	$12,371,560
Average net assets (in thousands)	$6,236,473	$6,903,922	$10,303,699	$13,256,077	$12,394,351
Ratios to average net assets:[4]
Net investment income	0.37%	0.38%	0.47%	0.36%	0.27%
Expenses excluding specific expenses listed below	1.32%	1.32%	1.31%	1.32%	1.36%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%
Total expenses[6]	1.32%	1.32%	1.31%	1.32%	1.36%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.31%	1.32%[7]	1.30%	1.31%	1.35%
Portfolio turnover rate	33%	18%	36%	26%	29%

23        OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2017	1.32%
Year Ended August 31, 2016	1.32%
Year Ended August 31, 2015	1.31%
Year Ended August 29, 2014	1.33%
Year Ended August 30, 2013	1.37%

7. Waiver was less than 0.005%.

See accompanying Notes to Consolidated Financial Statements.

24        OPPENHEIMER DEVELOPING MARKETS FUND

Class B	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$32.21	$29.04	$40.11	$33.19	$31.68
Income (loss) from investment operations:
Net investment loss[2]	(0.18)	(0.13)	(0.11)	(0.16)	(0.22)
Net realized and unrealized gain (loss)	7.70	3.30	(10.36)	7.26	1.73
Total from investment operations	7.52	3.17	(10.47)	7.10	1.51
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	(0.60)	(0.18)	0.00
Total dividends and/or distributions to shareholders	0.00	0.00	(0.60)	(0.18)	0.00
Net asset value, end of period	$39.73	$32.21	$29.04	$40.11	$33.19

Total Return, at Net Asset Value[3]	23.35%	10.92%	(26.40)%	21.44%	4.77%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,614	$49,045	$83,559	$153,828	$155,638
Average net assets (in thousands)	$29,346	$61,716	$120,812	$156,760	$177,608
Ratios to average net assets:[4]
Net investment loss	(0.54)%	(0.43)%	(0.30)%	(0.43)%	(0.64)%
Expenses excluding specific expenses listed below	2.08%	2.08%	2.06%	2.09%	2.23%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%
Total expenses[6]	2.08%	2.08%	2.06%	2.09%	2.23%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.07%	2.08%[7]	2.05%	2.08%	2.22%
Portfolio turnover rate	33%	18%	36%	26%	29%

25        OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2017	2.08%
Year Ended August 31, 2016	2.08%
Year Ended August 31, 2015	2.06%
Year Ended August 29, 2014	2.10%
Year Ended August 30, 2013	2.24%

7. Waiver was less than 0.005%.

See accompanying Notes to Consolidated Financial Statements.

26        OPPENHEIMER DEVELOPING MARKETS FUND

Class C	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$31.44	$28.35	$39.17	$32.40	$30.87
Income (loss) from investment operations:
Net investment loss[2]	(0.13)	(0.11)	(0.10)	(0.13)	(0.15)
Net realized and unrealized gain (loss)	7.48	3.20	(10.12)	7.08	1.68
Total from investment operations	7.35	3.09	(10.22)	6.95	1.53
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	(0.60)	(0.18)	0.00
Total dividends and/or distributions to shareholders	0.00	0.00	(0.60)	(0.18)	0.00
Net asset value, end of period	$38.79	$31.44	$28.35	$39.17	$32.40

Total Return, at Net Asset Value[3]	23.38%	10.90%	(26.39)%	21.50%	4.96%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$973,031	$1,046,894	$1,311,171	$2,190,364	$2,112,136
Average net assets (in thousands)	$964,547	$1,114,383	$1,785,113	$2,180,118	$2,231,136
Ratios to average net assets:[4]
Net investment loss	(0.39)%	(0.39)%	(0.29)%	(0.37)%	(0.44)%
Expenses excluding specific expenses listed below	2.07%	2.07%	2.06%	2.04%	2.06%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%
Total expenses[6]	2.07%	2.07%	2.06%	2.04%	2.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.06%	2.07%[7]	2.05%	2.03%	2.05%
Portfolio turnover rate	33%	18%	36%	26%	29%

27        OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2017	2.07%
Year Ended August 31, 2016	2.07%
Year Ended August 31, 2015	2.06%
Year Ended August 29, 2014	2.05%
Year Ended August 30, 2013	2.07%

7. Waiver was less than 0.005%.

See accompanying Notes to Consolidated Financial Statements.

28        OPPENHEIMER DEVELOPING MARKETS FUND

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 29,	August 30,
Class I	2017	2016	2015	2014[1]	2013[1]
Per Share Operating Data
Net asset value, beginning of period	$33.09	$29.77	$40.94	$33.65	$31.97
Income (loss) from investment operations:
Net investment income[2]	0.31	0.26	0.34	0.33	0.30
Net realized and unrealized gain (loss)	7.84	3.36	(10.61)	7.35	1.68
Total from investment operations	8.15	3.62	(10.27)	7.68	1.98
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.30)	(0.30)	(0.21)	(0.30)
Distributions from net realized gain	0.00	0.00	(0.60)	(0.18)	0.00
Total dividends and/or distributions to shareholders	(0.23)	(0.30)	(0.90)	(0.39)	(0.30)
Net asset value, end of period	$41.01	$33.09	$29.77	$40.94	$33.65

Total Return, at Net Asset Value[3]	24.84%	12.22%	(25.50)%	22.95%	6.19%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,559,582	$7,861,500	$6,201,064	$7,445,448	$2,353,100
Average net assets (in thousands)	$9,305,452	$6,593,711	$6,961,648	$3,901,775	$1,440,608
Ratios to average net assets:[4]
Net investment income	0.87%	0.87%	0.95%	0.87%	0.87%
Expenses excluding specific expenses listed below	0.88%	0.88%	0.87%	0.86%	0.88%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%
Total expenses[6]	0.88%	0.88%	0.87%	0.86%	0.88%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.88%[7]	0.88%[7]	0.86%	0.85%	0.87%
Portfolio turnover rate	33%	18%	36%	26%	29%

29        OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2017	0.88%
Year Ended August 31, 2016	0.88%
Year Ended August 31, 2015	0.87%
Year Ended August 29, 2014	0.87%
Year Ended August 30, 2013	0.89%

7. Waiver was less than 0.005%.

See accompanying Notes to Consolidated Financial Statements.

30        OPPENHEIMER DEVELOPING MARKETS FUND

Class R	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$32.13	$28.88	$39.74	$32.72	$31.11
Income (loss) from investment operations:
Net investment income (loss)[2]	0.05	0.04	0.08	0.04	(0.03)
Net realized and unrealized gain (loss)	7.66	3.27	(10.30)	7.16	1.69
Total from investment operations	7.71	3.31	(10.22)	7.20	1.66
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.00)[3]	(0.06)	(0.04)	0.00	(0.05)
Distributions from net realized gain	0.00	0.00	(0.60)	(0.18)	0.00
Total dividends and/or distributions to shareholders	(0.00)	(0.06)	(0.64)	(0.18)	(0.05)
Net asset value, end of period	$39.84	$32.13	$28.88	$39.74	$32.72

Total Return, at Net Asset Value[4]	24.01%	11.47%	(26.03)%	22.05%	5.33%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$680,861	$634,007	$657,581	$972,479	$856,074
Average net assets (in thousands)	$626,788	$627,034	$832,613	$922,384	$869,931
Ratios to average net assets:[5]
Net investment income (loss)	0.14%	0.14%	0.23%	0.10%	(0.09)%
Expenses excluding specific expenses listed below	1.57%	1.57%	1.56%	1.64%	1.84%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%
Total expenses[7]	1.57%	1.57%	1.56%	1.64%	1.84%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.56%	1.57%[8]	1.55%	1.58%	1.70%
Portfolio turnover rate	33%	18%	36%	26%	29%

31        OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2017	1.57%
Year Ended August 31, 2016	1.57%
Year Ended August 31, 2015	1.56%
Year Ended August 29, 2014	1.65%
Year Ended August 30, 2013	1.85%

8. Waiver was less than 0.005%.

See accompanying Notes to Consolidated Financial Statements.

32        OPPENHEIMER DEVELOPING MARKETS FUND

Class Y	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$33.06	$29.73	$40.88	$33.62	$31.94
Income (loss) from investment operations:
Net investment income[2]	0.24	0.19	0.26	0.25	0.22
Net realized and unrealized gain (loss)	7.85	3.36	(10.59)	7.35	1.71
Total from investment operations	8.09	3.55	(10.33)	7.60	1.93
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.22)	(0.22)	(0.16)	(0.25)
Distributions from net realized gain	0.00	0.00	(0.60)	(0.18)	0.00
Total dividends and/or distributions to shareholders	(0.17)	(0.22)	(0.82)	(0.34)	(0.25)
Net asset value, end of period	$40.98	$33.06	$29.73	$40.88	$33.62

Total Return, at Net Asset Value[3]	24.61%	12.04%	(25.66)%	22.72%	6.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,496,988	$13,551,480	$15,358,492	$21,476,284	$15,733,385
Average net assets (in thousands)	$14,523,085	$13,507,017	$19,567,341	$19,215,510	$14,400,407
Ratios to average net assets:[4]
Net investment income	0.67%	0.62%	0.74%	0.67%	0.64%
Expenses excluding specific
expenses listed below	1.07%	1.07%	1.06%	1.04%	1.02%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%
Total expenses[6]	1.07%	1.07%	1.06%	1.04%	1.02%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.06%	1.07%[7]	1.05%	1.03%	1.01%
Portfolio turnover rate	33%	18%	36%	26%	29%

33        OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2017	1.07%
Year Ended August 31, 2016	1.07%
Year Ended August 31, 2015	1.06%
Year Ended August 29, 2014	1.05%
Year Ended August 30, 2013	1.03%

7. Waiver was less than 0.005%.

See accompanying Notes to Consolidated Financial Statements.

34        OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS August 31, 2017

1. Organization

Oppenheimer Developing Markets Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a private vehicle, OFI Global China Fund, LLC, which is wholly-owned and controlled by the Fund (the “Subsidiary”) organized under laws of Delaware. The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 10% of its total net assets in the Subsidiary. The Subsidiary invests significantly in class A-shares of Chinese companies (“China A Shares”). The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

The financial statements have been consolidated and include accounts of the Fund and the

Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 44,616,861 shares with net assets of $1,064,098,356 in the

35        OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Subsidiary.

Other financial information at period end:

Total market value of investments	$744,311,964
Net assets	$1,064,098,356
Net income (loss)	$8,401,597
Net realized gain (loss)	$159,674,026
Net change in unrealized appreciation (depreciation)	$163,647,280

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Consolidated Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may

36        OPPENHEIMER DEVELOPING MARKETS FUND

2. Significant Accounting Policies (Continued)

have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. This rate increased to 2.00% effective January 1, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended August 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

37        OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Net Unrealized
Appreciation
Based on cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purposes
$205,565,599	$—	$3,071,789,154	$11,787,530,313

1. At period end, the Fund had $3,071,789,154 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
No expiration	$3,071,789,154

2. During the reporting period, the Fund utilized $1,062,933,759 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

	Reduction	Reduction
	to Accumulated	to Accumulated Net
Increase	Net Investment	Realized Loss
to Paid-in Capital	Income	on Investments
$1,299	$23,513,613	$23,512,314

The tax character of distributions paid during the reporting periods:

	Year Ended	Year Ended
	August 31, 2017	August 31, 2016
Distributions paid from:
Ordinary income	$137,836,081	$199,464,750

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable,

38        OPPENHEIMER DEVELOPING MARKETS FUND

2. Significant Accounting Policies (Continued)

is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$24,774,592,875

Federal tax cost of other investments	350,023,582

Total federal tax cost	$25,124,616,457

Gross unrealized appreciation	$14,517,884,222
Gross unrealized depreciation	(2,730,353,909)

Net unrealized appreciation	$11,787,530,313

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices.

39        OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or

40        OPPENHEIMER DEVELOPING MARKETS FUND

3. Securities Valuation (Continued)

liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$2,170,980,823	$3,822,305,823	$—	$5,993,286,646
Consumer Staples	1,061,378,182	3,367,650,146	—	4,429,028,328
Energy	52,252,785	828,600,110	—	880,852,895
Financials	2,053,376,051	6,294,684,214	—	8,348,060,265
Health Care	—	2,379,434,395	—	2,379,434,395
Industrials	326,513,539	1,539,261,826	—	1,865,775,365
Information Technology	2,216,239,521	6,233,239,520	—	8,449,479,041
Materials	294,007,054	1,704,959,859	—	1,998,966,913
Telecommunication Services	—	216,154,057	—	216,154,057
Preferred Stocks	440,777,511	—	133,230,079	574,007,590
Investment Company	1,429,129,947	—	—	1,429,129,947

Total Assets	$10,044,655,413	$26,386,289,950	$133,230,079	$36,564,175,442

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

41        OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Transfers into Level 1*	Transfers out of Level 2*
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$222,491,206	$ (222,491,206)
Consumer Staples	276,343,112	(276,343,112)
Financials	1,419,041,361	(1,419,041,361)
Industrials	129,907,548	(129,907,548)
Preferred Stocks	696,623,603	(696,623,603)

Total Assets	$2,744,406,830	$ (2,744,406,830)

*Transfers from Level 2 to Level 1 are a result of the availability of quoted prices from an active market which were not available and have become available.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will

42        OPPENHEIMER DEVELOPING MARKETS FUND

4. Investments and Risks (Continued)

waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

43        OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended August 31, 2017		Year Ended August 31, 2016
	Shares	Amount	Shares	Amount
Class A
Sold	31,811,501	$1,136,025,673	39,268,453	$1,197,719,203
Dividends and/or distributions reinvested	392,726	12,555,449	916,052	28,699,912
Redeemed	(75,677,894)	(2,709,159,782)	(99,065,432)	(3,034,615,567)
Net decrease	(43,473,667)	$(1,560,578,660)	(58,880,927)	$(1,808,196,452)

Class B
Sold	3,352	$111,278	11,879	$362,839
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(1,057,687)	(35,501,743)	(1,366,134)	(40,137,271)
Net decrease	(1,054,335)	$(35,390,465)	(1,354,255)	$(39,774,432)

44        OPPENHEIMER DEVELOPING MARKETS FUND

6. Shares of Beneficial Interest (Continued)

	Year Ended August 31, 2017		Year Ended August 31, 2016
	Shares	Amount	Shares	Amount
Class C
Sold	890,936	$30,264,316	1,013,974	$ 29,031,728
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(9,106,138)	(302,667,303)	(13,964,206)	(400,020,123)

Net decrease	(8,215,202)	$(272,402,987)	(12,950,232)	$ (370,988,395)

Class I
Sold	108,245,273	$3,786,790,030	123,608,374	$3,688,685,107
Dividends and/or distributions reinvested	1,264,418	39,829,159	1,313,743	40,568,393
Redeemed	(65,238,785)	(2,286,135,787)	(95,644,252)	(2,887,889,980)

Net increase	44,270,906	$1,540,483,402	29,277,865	$ 841,363,520

Class R
Sold	2,754,602	$94,383,964	3,166,750	$ 92,456,327
Dividends and/or distributions reinvested	1,493	45,922	39,402	1,187,966
Redeemed	(5,397,816)	(184,357,136)	(6,240,144)	(184,959,748)

Net decrease	(2,641,721)	$(89,927,250)	(3,033,992)	$ (91,315,455)

Class Y
Sold	140,285,900	$4,979,838,763	145,426,473	$ 4,364,630,788
Dividends and/or distributions reinvested	1,955,138	61,625,965	3,050,890	94,272,517
Redeemed	(125,216,530)	(4,366,245,180)	(255,196,500)	(7,633,190,081)

Net increase (decrease)	17,024,508	$675,219,548	(106,719,137)	$ (3,174,286,776)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$9,940,030,931	$10,184,783,740

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

45        OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $250 million	1.00%
Next $250 million	0.95
Next $500 million	0.90
Next $6 billion	0.85
Next $3 billion	0.80
Next $20 billion	0.75
Next $15 billion	0.74
Over $45 billion	0.73

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.78% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with

46        OPPENHEIMER DEVELOPING MARKETS FUND

8. Fees and Other Transactions with Affiliates (Continued)

respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	59,080
Accumulated Liability as of August 31, 2017	427,003

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to

0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to

47        OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
August 31, 2017	$153,117	$2,566	$52,259	$11,628	$—

Waivers and Reimbursements of Expenses. Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$619,314
Class B	2,402
Class C	94,509
Class R	63,216
Class Y	1,505,159

This fee waiver and/or reimbursement may be terminated at any time.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $1,202,501 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

48        OPPENHEIMER DEVELOPING MARKETS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Developing Markets Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Oppenheimer Developing Markets Fund (the Fund) and subsidiary, including the consolidated statement of investments, as of August 31, 2017, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Developing Markets Fund and subsidiary as of August 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

October 25, 2017

49        OPPENHEIMER DEVELOPING MARKETS FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 3.60% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $326,607,336 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2017, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $2,714,124 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $39,788,174 of foreign income taxes were paid by the Fund during the reporting period. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

Gross income of the maximum amount allowable but not less than $231,035,993 was derived from sources within foreign countries or possessions of the United States.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

50        OPPENHEIMER DEVELOPING MARKETS FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

51        OPPENHEIMER DEVELOPING MARKETS FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (since November 2015); Chairman Emeritus and Trustee (since August 2011) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit) (2012-2015); and Vice President and Director of Grahamtastic Connection (non -profit) (since May 2013). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (March 2015-November 2016), Director of Monster Worldwide, Inc. (on-line career services) (February 2008-June 2011); Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President

52        OPPENHEIMER DEVELOPING MARKETS FUND

Edmund P. Giambastiani, Jr., Continued	of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 57 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Member of the University of Florida National Board Foundation (since September 2017); Member of the Cartica Funds Board of Directors (private investment funds) (since January 2017); Member of the University of Florida College of Law Association Board of Trustees and Audit Committee Member (since April 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 – 1991). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

53        OPPENHEIMER DEVELOPING MARKETS FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Board Member of 100 Women in Hedge Funds (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003- 2004); held the following positions at Morgan Stanley: Managing Director (1997- 2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008- 2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010).Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

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Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954

Treasurer, Chairman of the Audit and Finance Committee (since January 2016); Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/ Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013); Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Leverenz, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

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TRUSTEES AND OFFICERS Unaudited / Continued

Justin Leverenz, Vice President (since 2007) Year of Birth: 1968	Director of Emerging Markets Equities of the Sub-Adviser (since January 2013); Senior Vice President of the Sub-Adviser (since November 2009). Vice President of the Sub-Adviser (July 2004-October 2009). Head of Research in Taiwan and Director of Pan-Asian Technology Research for Goldman Sachs (2002-2004); Analyst and Head of Equity Research in Taiwan for Barclays de Zoete Wedd (now Credit Suisse) (1993-1995) and (1997-2000), respectively. Portfolio manager at Martin Currie Investment Management (1995-1997). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of OFI Global Asset Management, Inc. (since February 2016); Chief Legal Officer of OppenheimerFunds, Inc. and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Senior Vice President and Deputy General Counsel (March 2015-February 2016) and Executive Vice President, Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Chief Compliance Officer of VTL (since December 2015); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of OFI Global Asset Management, Inc. (since January 2017); Vice President of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President of Sub-Adviser (February 2007-December 2012); Assistant Vice President of Sub-Adviser (August 2002-2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER DEVELOPING MARKETS FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2017 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct,SM our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

58        OPPENHEIMER DEVELOPING MARKETS FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com

Call Us 800 225 5677

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0785.001.0817 October 25, 2017

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $59,000 in fiscal 2017 and $44,100 in fiscal 2016.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $13,500 in fiscal 2017 and $254 in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $289,000 in fiscal 2017 and $704,560 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, custody exams, and additional audit services

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $79,032 in fiscal 2017 and $31,095 in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $528,317 in fiscal 2017 and $237,933 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $896,349 in fiscal 2017 and $973,588 in fiscal 2016 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser,

and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Developing Markets Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	10/13/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	10/13/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	10/13/2017